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EXHIBIT 23.01

CONSENT OF ARTHUR ANDERSEN LLP

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-71481.


ARTHUR ANDERSEN LLP


Philadelphia, Pennsylvania


February 7, 2002

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